Investment contracts	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Investment contracts	Investment contracts
The Plan maintains a portfolio of synthetic investment contracts ("SICs") included within the stable value fund. The underlying assets of the SICs are owned by the Plan and have investment contracts with insurance companies and banks. The wrap providers are contractually required to protect the principal by ensuring that the crediting rating does not fall below 0%. The crediting rating is calculated periodically based on yield, market value, book value and portfolio duration of underlying assets. The average yield earned by the SICs ranged from 4.1% to 4.7% at December 31, 2025.
4. Investment contracts, continued

The stable value fund is measured at contract value which reflects contributions made under the contract plus credited earnings, reduced by participant withdrawals. Participants may elect to withdraw or transfer all or a portion of their investment at contract value.
Certain circumstances may restrict the Plan's ability to transact with the issuer at contract value. These circumstances include, but are not limited to, divestitures, mergers, spin-offs, complete or partial Plan terminations, bankruptcy or insolvency of the Plan sponsor, or amendments that significantly affect participant withdrawal activity. The Plan administrator does not consider it likely that any event would occur which might restrict the Plans' ability to process participants transactions at contract value.
The investment contracts permit the issuer to terminate the agreements. Agreement terminations may be subject to a wind-down period to allow market value and contract value to converge before final settlement.